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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-24245


                        SUPPLEMENT TO THE PROSPECTUS OF
           MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
                            DATED OCTOBER 31, 2000


     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


   Angelo Manioudakis and Charles Moon have been the Fund's primary portfolio managers since February 2001. Mr. Manioudakis is a Principal of the Investment Manager and Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).



February 1, 2001